RS Variable Products Trust

Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

Amended and Restated Supplement to the Statement of Additional Information

dated May 1, 2014, as revised August 15, 2014

Portfolio Managers

Effective January 9, 2015, the sub-section titled “Portfolio Managers” under the section titled “Investment Advisory and Other Services” is amended to include the following information under the sub-heading indicated.

Under “Other Accounts” (on page 42), the table that provides the number of other accounts managed by the portfolio managers of the Series and the total assets of such accounts is updated to include the following information, which is stated as of the date noted below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Michael Ade[1]	0	$0	0	$0	0	$0
Christopher W. Clark[2]	6	$2,608,094	0	$0	11[3]	$1,346,462

[1]	Mr. Ade was appointed portfolio manager of RS Emerging Markets VIP Series on January 9, 2015. This information is stated as of December 31, 2014.
[2]	Mr. Clark was appointed co-portfolio manager of RS Small Cap Growth Equity VIP series on December 1, 2014. This information is stated as of October 31, 2014.
[3]	The investment adviser to the account receives an advisory fee based on account performance for two of these other accounts, in which the assets total approximately $89,755,081.

RS Investments

Effective December 1, 2014, the second paragraph on page 37 in the sub-section titled “RS Investments” under the section titled “Investment Advisory and Other Services” was amended and restated in its entirety as follows:

GIS, a wholly owned subsidiary of Guardian, owns a majority of the ownership interests in RS Investments. No person other than GIS owns more than 25% of the ownership interests in RS Investments. Mr. Matthew H. Scanlan, Chief Executive Officer of RS Investments, serves as the Trust’s President and Principal Executive Officer. Ms. Nina Gupta, General Counsel of RS Investments, serves as the Trust’s Chief Legal Officer, Secretary and Vice President. Ms. Shelly Chu, Fund Controller of RS Investments, serves as the Trust’s Treasurer and Principal Financial and Accounting Officer. Mr. Randall S. Hegarty, Chief Compliance Officer of RS Investments, serves as Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer of the Trust. Mmes. Marianne Clark and Jessica R. Hale, each Counsel of RS Investments, serve as the Trust’s Assistant Secretaries. Mr. Glen M. Wong, Fund Controller of RS Investments, serves as the Trust’s Assistant Treasurer. The board of directors of RS Investments consists of eight members, including a chairman who is the Chief Executive Officer of Guardian, three other members designated by GIS, two members selected by RS Investments, one non-employee member selected by GIS and one non-employee member selected by the management of RS Investments.

RS Variable Products Trust

Trustees and Officers – Identification and Background

Effective October 6, 2014, the following information was added to the table on page 30 in the sub-section titled “Trustees and Officers – Identification and Background” under the section titled “Management of the Funds”:

Name, Address, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers

Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments, since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012 – September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005 – April 2012).	N/A	N/A

Effective October 6, 2014, references to James L. Smith were removed.

January 9, 2015